                                                                   EXHIBIT 10.17

               LICENSOR'S CONSENT TO ASSIGNMENT OF LICENSE BETWEEN
                         CARESCIENCE, INC., ("ASSIGNOR")
                                       AND
                           QUOVADX, INC. ("ASSIGNEE")

         3550 University City Science Center Associates ("Licensor"), the Licensor in connection with that certain License Agreement between Licensee and Assignor as Licensee dated July 20, 2001 (the "License") pursuant to which Licensor licensed to Assignor certain office space located in the building known as 3550 Market Street, Philadelphia, Pennsylvania (the "Building") containing approximately 831 square feet of office space on the second floor of the Building as more fully described in the License (the "Licensed Premises") hereby consents to the Assignment of the License from Assignor to Assignee (the "Assignment") to be effectuated by merger of the Assignor and Assignee pursuant to that certain Agreement and Plan of Merger among Assignor, Assignee and Carlton Acquisition Corp. dated as of August 13, 2003 (the "Assignment") upon the following conditions:

         1. This consent to the Assignment is executed by Licensor only to evidence Licensor's consent to the Assignment of the Licensed Premises and the conditions related to such consent and for no other purpose.

         2. Assignee agrees to be bound by all of the terms and conditions of the License from and after the date of the Assignment. Further, Assignee agrees to perform all of the duties and obligations of Assignor under the License from and after the date of the Assignment.

         3. Assignor shall have performed all of its obligations to Licensor up to and including the date of the Assignment. Assignee shall perform all of the duties and obligations as Licensee under the License after the date of the Assignment.

         4 Provided that: (i) Assignor has performed all of its obligations and duties to Licensor arising under the License up to and including the date of the Assignment and (ii) Assignee has assumed all of the duties and obligations of Assignor under the License after the date of the Assignment, Licensor hereby agrees to release Assignor from its further duties and obligations under the License.

         5. Nothing contained in this consent to Assignment shall be construed to otherwise modify the rights and obligations of the parties under the License.

         6. Licensor has fully performed all obligations owed to Assignor or Assignee as of the date of this consent to Assignment.

         7 Except for the assignment between Assignor and Assignee, the License remains unmodified and in full force and effect.

         8. The date of the Assignment pursuant to the merger of the Assignor and Assignee is September 18, 2003.

         9. The parties acknowledge and agree that the License erroneously referred to "University City Science Center" as the Licensor. The correct name of the Licensor is acknowledged and agreed to be "3550 University City Science Center Associates".


         UNIVERSITY CITY SCIENCE CENTER

By: /s/ JILL FELIX
    -----------------------------------
Its: President & CEO
     ----------------------------------
Date: 9-15-03
      ---------------------------------


3550 UNIVERSITY CITY SCIENCE CENTER ASSOCIATES

By: University City Science Center, its General Partner

By: /s/ JILL FELIX
    -----------------------------------
Its: President & CEO
     ----------------------------------
Date: 9-15-03
      ---------------------------------



Signature continued on next page

ACCEPTED AND AGREED TO BY ASSIGNOR AND ASSIGNEE:

          ASSIGNOR:

          CARESCIENCE, INC.

          By: /s/ GARY T. SCHERPING
              -----------------------------------
          Its: VICE PRESIDENT
               ----------------------------------
          Date: 2-9-04
                ---------------------------------


          ASSIGNEE:

          QUOVADX, INC.


          By: /s/ GARY T. SCHERPING
              -----------------------------------
          Its:  Gary T. Scherping
                EVP, Finance and CFO
                ---------------------------------
          Date: 2-9-04
                ---------------------------------